EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED MARCH 4, 2021 TO PROSPECTUS DATED JULY 31, 2020, AS SUPPLEMENTED

1.	The initial paragraph in the section “FOREIGN INVESTMENTS – SPECIAL RISKS” on page 94 of the Prospectus is deleted in its entirety and replaced by the following:

SPECIAL RISKS. Foreign securities involve special risks and costs, which are considered by the investment adviser in evaluating the creditworthiness of issuers and making investment decisions for the Funds. Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and a Fund may be adversely impacted by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures.

2.	The following is added to the end of the disclosure under “FOREIGN INVESTMENTS – EMERGING MARKETS – CHINA INVESTMENT RISK” on page 97 of the Prospectus:

There may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time. Certain securities impacted by the Executive Order (“Prohibited Securities”) have been, or will be, removed from a Fund’s portfolio, as applicable.

Certain Prohibited Securities may have less liquidity and the market price of such Prohibited Securities may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines.

Additionally, certain Prohibited Securities that have been, or will be, sold by an Equity Index Fund may not be immediately removed from the Equity Index Fund’s benchmark index. This difference between an Equity Index Fund’s portfolio and its benchmark index constituents could result in tracking error and a greater difference between the Equity Index Fund’s performance and the performance of the benchmark index for any period during which a Prohibited Security remains in an Equity Index Fund’s benchmark index.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO EQTY (3/21)

NORTHERN FUNDS PROSPECTUS